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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 18, 1998


                             St. Paul Bancorp, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                       01-15580                    36-3504665
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(State or other                (Commission               (IRS Employer
jurisdiction of                File Number)              Identification
incorporation)                                            No.)





6700 West North Avenue
Chicago, Illinois                                        60707
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(Address of principal executive office)                (Zip Code)



       Registrant's telephone number, including area code: (773) 622-5000


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




                                                       Page 1 of 3 Pages




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Item 5.   Other Events

          On August 18, 1998 St. Paul Bancorp, Inc. (the "Company") announced a $9 million cost-reduction plan and a related pre-tax charge to earnings of $19 million to $23 million.

          A copy of the press release dated August 18, 1998 is attached as an exhibit.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ST. PAUL BANCORP, INC.
                                               --------------------------
                                               (Registrant)


                                               /s/ Patrick J. Agnew
                                               --------------------------
                                               Patrick J. Agnew
                                               President




Attest:



/s/ Clifford M. Sladnick
------------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date: August 18, 1998





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